LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0,  2 0 1 1

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended September 30, 2011. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the third quarter of 2011, the Fund’s net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance for the year-to-date and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2011)

For the third quarter of 2011, the Fund’s NAV declined 18.7%, underperforming the Index loss of 17.4%. In contrast, the year-to-date NAV loss of 12.3% is ahead of the Index loss of 13.6%. Although the Fund’s NAV performance has underperformed the Index for the one-year period, it has outperformed for the three- and five-year periods and, since inception, has returned 3.3% versus 2.1% for the Index. Shares of LOR ended the third quarter of 2011 with a market price of $11.29, representing a 2.7% discount to the Fund’s NAV per share of $11.60.

The Fund’s net assets were $79.8 million as of September 30, 2011, with total leveraged assets of $102.4 million, representing a 22.1% leverage rate. This leverage rate was lower than last quarter, as well as below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection and an overweight position in the telecom services sector, as well as stock selection in the energy sector, helped performance during the third quarter. However, an underweight exposure to the health care and utilities sectors detracted from performance, as did stock selection within the utilities sector.

Performance for the smaller, short-duration1 emerging market currency and debt portion of the Fund has been negative for the year-to-date, with effectively all of the negative performance occurring in September. However, over the longer-term, and since inception, this portfolio has been a positive contributor to performance for the Fund.

As of September 30, 2011, 77.5% of the Fund’s total leveraged assets consisted of world equities and 22.5% consisted of emerging market currency and debt instruments.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.0753 represents a distribution yield of 8.00% based on the Fund’s $11.29 market price as of the close of trading on the NYSE on September 30, 2011. It is currently estimated that none of the $0.6777 distributed per share year to date through September 30, 2011 is expected to represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(77.5% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of September 30, 2011, 31.9% of these stocks were based in North America, 22.6% were based in Continental Europe (not including the United Kingdom), 19.9% were from Asia (not including Japan), 7.9% were from the United Kingdom, 7.9% were based in Latin America, 5.7% were in Africa and the Middle East, and 4.1% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2011, were financials (27.5%), which includes banks, insurance companies, and financial services companies, and telecommunication services (18.7%), which include companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 6.0% as of September 30, 2011.

World Equity Markets Review

The Index declined significantly during the third quarter. The market was especially volatile, as concerns over a slowdown in global growth and the European debt crisis weighed on investors. The market was affected by worries that the debt crisis in Europe would continue to escalate, with fiscal sustainability being questioned in France, and particularly in Italy and Spain. Additionally, the funding of European banks became more of a focus toward the end of the quarter. Another contributor to the market’s unrest was the Standard & Poor’s downgrade of the long-term credit rating of the United States. Investors also saw a downward revision of the nation’s GDP growth for the first half of the year and deteriorating economic indicators both in the United States and abroad, all of which heightened fears of a recession. Asian markets also declined as investors worried about a slowdown in China. Every sector in the Index declined this quarter, although defensive sectors outperformed more traditionally cyclical sectors. The consumer staples and utilities sectors were the best performers in the Index, while the materials and financials sectors were the largest detractors.

While the global economic recovery is clearly faltering, whether this will prove to be a double-dip recession or a mid-cycle slowdown remains to be seen. Fortunately, mid-cycle slowdowns have historically been far more common than double-dip recessions. In our opinion, investors are continuing to exhibit high anxiety following the dramatic economic and capital market weakness of 2008, and tend to assume the worst when any signs of weakness emerge. However, we feel that there are substantial differences between the current environment and that of late 2008 following the collapse of Lehman. Banks have significantly more capital and are also more liquid, funding their lending from deposits rather than less reliable external funding sources. Management teams generally have been very conservative and have maintained low inventories, so any decline in demand should trigger a smaller decline in production than in 2008. Corporate balance sheets are also stronger, as companies are holding and generating more cash after aggressively cutting their cost bases. In 2008, central banks had to scramble to set up structures to enhance liquidity following the collapse of the inter-bank lending market, but now those structures, in many cases, remain in place or can be reinstated more quickly. Finally, the collapse of Lehman and the ensuing dramatic decline

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

in economic activity globally was a complete surprise to investors, while in recent years there has been a large and vocal contingent of forecasters predicting an extended period of weak growth and heightened uncertainty as deleveraging efforts weigh on developed market growth.

What Helped and What Hurt LOR

One of the positions that contributed most to performance was Telstra, an Australian telecommunications and media company. The stock increased after the company reported fiscal year 2011 earnings and provided fiscal year 2012 guidance, both of which exceeded expectations. We view the company positively, as it has low leverage, positive earnings momentum, robust cash flow generation, a strong dividend yield, and an attractive valuation. A position in tobacco maker Altria Group rose after the company reported strong quarterly earnings for its underlying businesses. The company’s free cash flow increased 98% year-over-year on higher operating cash flow and a reduction in capital expenditures. Altria also increased its quarterly dividend by 8%.

In contrast, shares of Mobile TeleSystems, Russia’s largest mobile telephone provider, declined as the company lowered its 2011 profitability forecast. The Fund’s position in Atlantia, an Italian toll road operator, also detracted from performance. The company’s shares declined due to the worsening macro picture in Italy, which affects traffic growth.

Emerging Market Currency and Debt Portfolio
(22.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2011, this portfolio consisted of forward currency contracts (52.3%) and sovereign debt obligations (47.7%). The average duration of the emerging market currency and debt portfolio increased modestly from approximately 8 months to approximately 9 months during the third quarter, while the average yield jumped from 6.4%[2] as of the end of June 2011 to 9.2% at the end of September 30, 2011.

Emerging Market Currency and Debt Market Review

Fears of a double-dip recession in the United States, the ongoing debt crisis in Europe and concerns over a global growth slowdown led to a decline in risk assets during the third quarter. Emerging market currencies fell by as much as 15% as investors deleveraged and exited emerging market equity and fixed income markets. The deeper, more liquid emerging markets (such as Brazil, Hungary, South Africa, Poland, Chile, and Mexico) fared the worst, while frontier markets and tightly managed currency regimes outperformed the market (i.e., Zambia, Argentina, the Ukraine, and China).

With a lack of concrete, proactive European policy coordination to suppress contagion, and taking into account that markets can diverge substantially from any assessment of fundamental value in these circumstances, we have taken some steps to preserve capital amid the more highly volatile and correlated investment backdrop. We have trimmed or eliminated exposure to markets we believe are most vulnerable to fixed income outflows, further reduced the Fund’s exposure to the euro, and hedged some currency risk in select emerging market countries (such as Mexico and Turkey). By quarter-end, we had hedged a portion of our longer-dated emerging market bond exposure, and had increased our off-the-run currency exposure (i.e., highly managed currencies with high carry, and hence, low beta). In general, these markets have fared better than countries included in market indices due to smaller foreign investor penetration.

The Standard & Poor’s downgrade of the U.S. credit rating led to a sentiment-driven decline in risk assets. Eurozone debt issues came to the forefront of investor concern, as Italian yields spiked, further exacerbating the sell-off. Emerging market currencies in the larger, more liquid markets, or relative high-yielding markets, or those in which foreign investors were heavily positioned (and therefore vulnerable to a position adjustment) such as Mexico, Brazil, Poland, India, Chile, Turkey, and South Korea have declined significantly.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
During the third quarter frontier market exposure in Zambia and Serbia provided uncorrelated positive attribution, while managed currencies such as the Ukraine, Kazakhstan, and China exhibited resilience as well. Some emerging market central banks have utilized their high level of reserves to defend disordered currency weakness, while active management of Thai baht exposure following election results helped performance as well.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2011
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	–5.86%	0.78%	2.94%
Net Asset Value	–7.01%	–0.65%	3.32%
MSCI ACWI Index	–6.01%	–1.59%	2.12%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2011 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$3,666,246	4.6%
Royal Dutch Shell PLC, A Shares	2,644,729	3.3
Telstra Corp., Ltd.	2,635,773	3.3
Total SA	2,320,325	2.9
Atlantia SpA	2,272,929	2.8
Altria Group, Inc.	2,090,912	2.6
Redecard SA	1,918,383	2.4
Zurich Financial Services AG	1,873,545	2.3
Taiwan Semiconductor Manufacturing Co., Ltd.	1,854,316	2.3
Sampo Oyj, A Shares	1,813,421	2.3

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2011 (unaudited)

Description	Shares	Value

Common Stocks—97.9%
Argentina—0.9%
YPF Sociedad Anonima
Sponsored ADR	21,900	$749,199

Australia—6.3%
DUET Group	534,100	837,295
National Australia Bank, Ltd.	26,700	577,987
Telstra Corp., Ltd.	878,629	2,635,773
Transurban Group	181,260	950,697

		5,001,752

Brazil—6.9%
Banco do Brasil SA	104,617	1,382,096
Cielo SA	60,840	1,355,775
Companhia Siderurgica Nacional SA
Sponsored ADR (b)	57,300	454,962
Redecard SA (b)	140,900	1,918,383
Vale SA Sponsored ADR	18,800	428,640

		5,539,856

Canada—0.9%
Cenovus Energy, Inc.	22,500	690,975

China—1.9%
Changsha Zoomlion Heavy Industry
Science and Technology Development
Co., Ltd., Class H	421,400	482,688
China Construction Bank Corp.,
Class H	914,180	562,309
Industrial and Commercial Bank of
China, Ltd., Class H	1,036,440	508,411

		1,553,408

Egypt—1.5%
Orascom Construction Industries (b)	31,840	1,158,201

Finland—2.3%
Sampo Oyj, A Shares	71,503	1,813,421

France—4.9%
AXA SA	43,130	572,056
Total SA	52,111	2,320,325
Valeo SA	8,590	366,544
Vivendi SA	31,980	657,031

		3,915,956

Germany—2.4%
Allianz SE	14,415	1,368,484
Bayerische Motoren Werke AG	7,690	514,773

		1,883,257

Greece—0.7%
OPAP SA	52,942	539,061

Hong Kong—0.8%
Pacific Basin Shipping, Ltd.	1,579,000	622,484

Indonesia—1.2%
PT Perusahaan Gas Negara (Persero)
Tbk	3,085,000	938,837

Israel—2.8%
Cellcom Israel, Ltd.	40,300	841,867
Israel Chemicals, Ltd.	118,680	1,409,746

		2,251,613

Italy—5.5%
Atlantia SpA	156,796	2,272,929
Eni SpA	78,142	1,384,012
Intesa Sanpaolo	473,188	754,405

		4,411,346

Japan—4.1%
Daito Trust Construction Co., Ltd.	19,000	1,758,848
JX Holdings, Inc.	72,800	415,299
Mizuho Financial Group, Inc.	715,200	1,057,083

		3,231,230

New Zealand—1.5%
Telecom Corp. of New Zealand, Ltd.	608,823	1,225,320

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Description	Shares	Value

Norway—1.0%
Orkla ASA	106,360	$816,258

Philippines—1.7%
Philippine Long Distance Telephone
Co. Sponsored ADR (b)	27,400	1,357,122

Russia—1.2%
Mobile TeleSystems OJSC Sponsored
ADR (b)	80,400	988,920

South Africa—1.4%
Kumba Iron Ore, Ltd.	13,755	727,195
MTN Group, Ltd.	23,500	385,627

		1,112,822

South Korea—0.8%
KT&G Corp.	9,690	604,571

Spain—1.3%
Mediaset Espana Comunicacion SA	181,700	1,044,326

Switzerland—2.4%
Zurich Financial Services AG (b)	8,891	1,873,545

Taiwan—5.7%
HTC Corp.	18,000	404,594
MediaTek, Inc.	84,000	930,271
Siliconware Precision Industries Co.	696,000	696,571
Taiwan Semiconductor Manufacturing
Co., Ltd. (b)	807,290	1,854,316
Wistron Corp.	550,170	630,958

		4,516,710

Turkey—0.8%
Tofas Turk Otomobil Fabrikasi AS	187,600	670,288

United Kingdom—7.8%
Aviva PLC	158,460	754,651
FirstGroup PLC	73,700	368,689
Inmarsat PLC	81,150	622,097
Man Group PLC	186,200	489,257
Royal Dutch Shell PLC, A Shares (b)	85,180	2,644,729
TalkTalk Telecom Group PLC	322,800	635,259
Vodafone Group PLC	281,850	730,697

		6,245,379

United States—29.2%
Altria Group, Inc. (b)	77,990	2,090,912
American Eagle Outfitters, Inc.	30,400	356,288
AT&T, Inc. (b)	128,550	3,666,246
Bank of America Corp.	32,800	200,736
BB&T Corp.	52,980	1,130,063
Bemis Co., Inc.	13,500	395,685
BlackRock, Inc.	3,600	532,836
Bristol-Myers Squibb Co.	20,700	649,566
Darden Restaurants, Inc.	34,700	1,483,425
Duke Realty Corp. REIT	157,000	1,648,500
Intel Corp. (b)	41,130	877,303
JPMorgan Chase & Co.	11,900	358,428
Mattel, Inc. (b)	31,950	827,186
Merck & Co., Inc.	55,300	1,808,863
Pfizer, Inc. (b)	62,100	1,097,928
Regency Centers Corp. REIT	38,500	1,360,205
Southern Copper Corp.	34,660	866,153
Sysco Corp.	48,900	1,266,510
The Macerich Co. REIT (b)	10,500	447,615
Verizon Communications, Inc. (b)	46,600	1,714,880
Wal-Mart Stores, Inc.	10,900	565,710

		23,345,038

Total Common Stocks
(Identified cost $89,510,754)		78,100,895

Preferred Stock—1.6%
United States—1.6%
Bank of America Corp.
(Identified cost $1,391,702)	1,665	1,275,373

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—18.8%
Brazil—3.8%
Brazil NTN-F:
10.00%, 01/01/12	4,885	$2,653,567
10.00%, 01/01/13	648	350,749

		3,004,316

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Description	Principal Amount (000) (c)	Value

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	$118,109

Ghana—0.3%
Ghana Government Bonds:
13.67%, 06/11/12	190	119,338
15.00%, 12/10/12	170	108,838

		228,176

Israel—1.6%
Israel Fixed Bonds:
4.00%, 03/30/12	2,310	632,032
5.00%, 03/31/13	1,945	547,118
Israel Government Bond—Shahar,
10.00%, 05/31/12	255	73,452

		1,252,602

Malaysia—1.2%
Bank Negara Monetary Note,
0.00%, 12/29/11	3,000	932,954

Mexico—4.0%
Mexican Bonos:
9.50%, 12/18/14	4,500	367,256
7.75%, 12/14/17	3,000	240,464
8.50%, 12/13/18	4,500	372,258
Mexican Cetes:
0.00%, 11/17/11	70,600	506,142
0.00%, 12/15/11	63,000	450,162
Mexican Udibonos:
4.50%, 12/18/14	2,650	967,540
5.00%, 06/16/16	870	335,819

		3,239,641

Poland—1.0%
Poland Government Bonds:
0.00%, 01/25/12	1,659	493,950
3.00%, 08/24/16	1,052	321,369

		815,319

Romania—1.9%
Romania Government Bonds:
6.25%, 10/25/14	790	233,628
6.00%, 04/30/15	370	108,380
6.00%, 04/30/16	320	92,977
6.75%, 06/11/17	390	114,519
Romania Treasury Bills:
0.00%, 02/08/12	1,330	399,429
0.00%, 04/04/12	700	207,989
0.00%, 06/06/12	1,180	346,481

		1,503,403

South Africa—0.5%
Republic of South Africa,
13.50%, 09/15/15	2,641	399,037

Turkey—3.8%
Turkey Government Bonds:
0.00%, 11/16/11	1,336	712,585
0.00%, 11/07/12	1,863	917,849
0.00%, 02/20/13	670	322,199
9.00%, 05/21/14	152	94,777
4.50%, 02/11/15	918	523,850
4.00%, 04/29/15	863	491,245

		3,062,505

Uruguay—0.6%
Uruguay Treasury Bills:
0.00%, 06/22/12	3,474	164,115
0.00%, 05/09/13	1,350	57,812
0.00%, 06/27/13	2,880	121,928
0.00%, 08/15/13	3,000	124,317

		468,172

Total Foreign Government
Obligations
(Identified cost $16,018,862)		15,024,234

Total Investments—118.3%
(Identified cost $106,921,318) (a)		$94,400,502
Liabilities in Excess of Cash
and Other Assets—(18.3)%		(14,577,018)

Net Assets—100.0%		$79,823,484

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/04/11	376,000	$235,000	$199,973	$—	$35,027
BRL	UBS	10/04/11	376,000	202,761	199,973	—	2,788
BRL	UBS	10/04/11	652,321	359,208	346,934	—	12,274
BRL	UBS	10/19/11	356,040	207,000	188,649	—	18,351
CLP	CSF	10/24/11	244,312,200	486,000	468,821	—	17,179
CLP	BNP	10/28/11	113,016,000	240,000	216,749	—	23,251
CLP	BNP	02/13/12	260,172,000	540,000	493,376	—	46,624
CNY	JPM	06/13/12	6,287,760	984,000	989,507	5,507	—
CNY	BRC	08/13/12	1,714,128	268,000	270,192	2,192	—
CNY	JPM	09/24/12	5,141,740	811,000	811,725	725	—
CZK	CIT	10/11/11	7,197,351	413,855	390,655	—	23,200
CZK	ING	10/11/11	7,062,570	417,126	383,339	—	33,787
CZK	CIT	10/19/11	3,727,146	207,058	202,312	—	4,746
CZK	CIT	10/19/11	7,517,510	444,402	408,055	—	36,347
CZK	BNP	11/09/11	3,537,420	202,404	192,045	—	10,359
EUR	CIT	10/11/11	147,796	202,310	197,999	—	4,311
EUR	CIT	10/11/11	289,247	395,429	387,498	—	7,931
EUR	ING	10/11/11	288,639	414,573	386,684	—	27,889
EUR	CIT	10/12/11	98,000	131,295	131,287	—	8
EUR	CIT	10/17/11	596,508	826,000	799,094	—	26,906
EUR	CIT	10/17/11	1,240,000	1,748,574	1,661,129	—	87,445
EUR	CIT	10/19/11	593,848	800,241	795,519	—	4,722
EUR	BRC	10/27/11	280,790	400,000	376,124	—	23,876
EUR	JPM	11/07/11	156,673	223,000	209,852	—	13,148
EUR	CIT	11/09/11	290,503	396,929	389,105	—	7,824
GHS	BRC	10/05/11	141,000	91,737	87,911	—	3,826
GHS	BRC	10/11/11	159,796	73,639	99,485	25,846	—
GHS	SCB	10/11/11	277,000	174,302	172,453	—	1,849
GHS	SCB	10/12/11	349,000	223,646	217,224	—	6,422
GHS	SCB	10/18/11	314,955	203,000	195,747	—	7,253
GHS	CIT	10/24/11	156,000	99,237	96,814	—	2,423
GHS	SCB	10/24/11	83,965	54,101	52,109	—	1,992
GHS	CIT	10/27/11	152,000	95,839	94,263	—	1,576
GHS	SCB	10/31/11	465,000	299,768	288,089	—	11,679
GHS	JPM	11/08/11	345,000	222,337	213,291	—	9,046
GHS	CIT	11/22/11	123,000	77,652	75,739	—	1,913

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

GHS	JPM	12/12/11	163,956	$103,835	$100,379	$—	$3,456
HUF	CIT	11/09/11	82,796,090	417,521	377,096	—	40,425
IDR	RBC	10/12/11	2,879,665,000	337,000	327,371	—	9,629
IDR	SCB	10/19/11	1,869,460,000	211,000	212,394	1,394	—
IDR	JPM	11/18/11	4,296,105,000	490,983	486,505	—	4,478
ILS	BRC	10/06/11	1,825,121	512,358	487,139	—	25,219
INR	SCB	10/13/11	23,215,200	510,000	473,390	—	36,610
INR	BRC	11/14/11	26,559,100	578,000	539,050	—	38,950
INR	JPM	11/25/11	8,450,940	183,000	171,254	—	11,746
INR	JPM	11/25/11	19,781,190	429,000	400,856	—	28,144
INR	BNP	05/21/12	13,328,100	278,045	266,704	—	11,341
INR	BRC	05/21/12	26,465,590	553,905	529,593	—	24,312
INR	JPM	05/25/12	10,780,200	226,000	215,682	—	10,318
INR	UBS	05/25/12	24,625,740	514,000	492,692	—	21,308
KES	CIT	10/18/11	6,904,000	72,407	68,728	—	3,679
KES	CIT	10/18/11	7,768,000	81,811	77,328	—	4,483
KES	SCB	10/19/11	12,486,560	130,544	124,300	—	6,244
KES	JPM	11/21/11	11,322,000	116,963	112,696	—	4,267
KRW	SCB	11/10/11	315,761,400	289,000	267,426	—	21,574
KRW	BRC	11/23/11	581,900,450	529,313	492,477	—	36,836
KRW	JPM	11/23/11	494,585,000	455,000	418,580	—	36,420
KZT	BRC	10/11/11	30,819,000	210,010	207,920	—	2,090
KZT	CIT	10/11/11	10,200,000	69,475	68,814	—	661
KZT	HSB	10/11/11	27,000,000	183,486	182,155	—	1,331
KZT	HSB	10/11/11	45,935,000	317,012	309,901	—	7,111
KZT	CIT	10/18/11	37,880,000	259,239	255,437	—	3,802
KZT	BRC	11/04/11	11,616,000	80,044	78,241	—	1,803
KZT	BRC	12/15/11	9,768,000	67,150	65,649	—	1,501
MXN	HSB	10/11/11	6,995,698	582,000	504,084	—	77,916
MXN	JPM	11/07/11	1,442,441	121,000	103,662	—	17,338
MYR	BRC	10/31/11	662,751	211,000	207,364	—	3,636
NGN	CIT	10/05/11	12,230,000	78,362	76,605	—	1,757
NGN	CIT	10/11/11	16,476,000	105,514	103,241	—	2,273
NGN	SCB	10/11/11	28,044,000	180,000	175,728	—	4,272
NGN	CIT	10/21/11	19,260,000	122,792	120,685	—	2,107
NGN	JPM	10/27/11	26,950,000	175,000	168,873	—	6,127
NGN	JPM	10/31/11	14,427,000	92,027	89,602	—	2,425

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

NGN	JPM	10/31/11	33,981,120	$212,117	$211,046	$—	$1,071
NGN	JPM	11/04/11	57,057,000	364,000	354,362	—	9,638
NGN	CIT	11/18/11	18,585,000	118,000	115,425	—	2,575
NGN	CIT	11/21/11	15,984,800	101,362	99,276	—	2,086
PLN	ING	10/31/11	2,282,147	707,544	687,063	—	20,481
PLN	CIT	11/02/11	1,377,024	479,123	414,479	—	64,644
RON	BRC	10/12/11	1,888,154	627,815	580,133	—	47,682
RSD	CIT	10/11/11	19,060,000	262,047	250,807	—	11,240
RSD	CIT	10/12/11	11,923,000	165,908	156,838	—	9,070
RSD	BRC	11/08/11	4,200,450	56,598	54,756	—	1,842
RSD	BRC	11/08/11	7,916,000	110,343	103,193	—	7,150
RSD	BRC	11/09/11	33,464,200	462,852	436,101	—	26,751
RUB	CSF	10/11/11	13,308,750	450,000	412,887	—	37,113
RUB	HSB	10/11/11	11,110,190	377,000	344,680	—	32,320
RUB	CSF	10/12/11	12,827,160	428,000	397,886	—	30,114
RUB	HSB	10/17/11	13,013,500	425,000	403,359	—	21,641
THB	HSB	10/06/11	15,002,780	499,560	482,571	—	16,989
THB	SCB	10/25/11	2,076,210	69,000	66,695	—	2,305
THB	SCB	10/25/11	3,360,000	112,000	107,935	—	4,065
THB	JPM	11/07/11	12,152,320	404,000	390,042	—	13,958
THB	HSB	11/14/11	14,515,200	480,000	465,702	—	14,298
THB	HSB	12/06/11	16,740,635	557,000	536,451	—	20,549
UAH	BRC	10/11/11	534,270	66,000	66,018	18	—
UAH	BRC	10/11/11	908,880	112,000	112,308	308	—
UAH	DUB	10/19/11	520,960	64,000	63,869	—	131
UAH	ING	10/24/11	1,080,770	133,059	131,854	—	1,205
UAH	BRC	11/09/11	931,120	113,000	112,029	—	971
UGX	CIT	10/04/11	135,500,000	50,000	47,544	—	2,456
UGX	CIT	10/05/11	494,000,000	200,000	173,235	—	26,765
UGX	CIT	10/07/11	334,832,000	136,000	117,284	—	18,716
UGX	CIT	10/17/11	553,763,000	195,538	192,873	—	2,665
UGX	SCB	10/31/11	312,800,000	108,160	108,090	—	70
UGX	CIT	11/07/11	494,000,000	170,875	170,088	—	787
UGX	BRC	12/19/11	400,438,000	146,842	135,458	—	11,384
UGX	SCB	12/22/11	166,900,000	57,651	56,398	—	1,253
UGX	CIT	01/18/12	133,400,000	44,728	44,635	—	93
UGX	CIT	02/22/12	492,493,000	164,603	162,622	—	1,981

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UGX	CIT	03/19/12	492,900,000	$175,073	$161,185	$—	$13,888
UGX	SCB	06/25/12	177,300,000	64,637	55,396	—	9,241
UYU	CIT	10/05/11	3,004,210	155,000	147,845	—	7,155
UYU	CIT	10/06/11	1,268,520	66,000	62,415	—	3,585
UYU	CIT	10/19/11	2,121,688	113,000	104,127	—	8,873
UYU	JPM	11/04/11	3,004,210	147,555	147,555	—	—
UYU	CIT	11/07/11	590,000	31,515	28,848	—	2,667
UYU	JPM	11/07/11	1,792,000	95,574	87,620	—	7,954
UYU	CIT	11/16/11	2,129,598	113,000	103,944	—	9,056
UYU	CIT	11/30/11	1,489,950	76,097	72,527	—	3,570
UYU	CIT	12/02/11	1,278,420	66,000	62,207	—	3,793
UYU	CIT	12/02/11	3,206,592	171,000	156,031	—	14,969
UYU	JPM	12/08/11	2,439,680	128,000	118,586	—	9,414
UYU	CIT	12/20/11	1,379,025	73,119	66,888	—	6,231
UYU	CIT	12/20/11	2,136,378	113,000	103,622	—	9,378
UYU	CIT	12/30/11	4,022,010	207,000	194,732	—	12,268
ZAR	BNP	10/19/11	3,226,602	452,000	398,723	—	53,277
ZAR	BNP	10/24/11	3,261,171	448,000	402,700	—	45,300
ZMK	BRC	10/12/11	407,300,000	81,542	84,002	2,460	—
ZMK	CIT	10/12/11	360,889,000	71,976	74,429	2,453	—
ZMK	SCB	11/25/11	1,315,875,000	266,912	266,707	—	205
ZMK	SCB	12/19/11	350,466,000	70,037	70,382	345	—
ZMK	SCB	12/20/11	809,179,000	160,999	162,430	1,431	—

Total Forward Currency Purchase Contracts				$35,623,980	$33,948,215	$42,679	$1,718,444

Forward Currency Sale Contracts open at September 30, 2011:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/04/11	376,000	$199,973	$202,761	$2,788	$—
BRL	UBS	10/04/11	1,028,321	546,907	574,000	27,093	—
BRL	HSB	12/02/11	2,502,603	1,314,037	1,556,829	242,792	—
BRL	UBS	12/02/11	636,294	334,098	346,000	11,902	—
COP	BNP	10/18/11	186,894,600	96,757	102,000	5,243	—
CZK	CIT	10/11/11	7,197,351	390,655	395,429	4,774	—
CZK	ING	10/11/11	7,062,570	383,339	414,572	31,233	—
CZK	CIT	10/19/11	14,782,076	802,380	800,241	—	2,139

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Sale Contracts open at September 30, 2011 (continued):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	CIT	10/11/11	186,899	$250,385	$262,047	$11,662	$—
EUR	CIT	10/11/11	295,000	395,206	413,855	18,649	—
EUR	ING	10/11/11	291,000	389,847	417,126	27,279	—
EUR	BRC	10/12/11	444,000	594,813	627,815	33,002	—
EUR	CIT	10/12/11	116,686	156,321	165,908	9,587	—
EUR	CIT	10/17/11	227,170	304,321	325,916	21,595	—
EUR	CIT	10/17/11	402,086	538,642	563,941	25,299	—
EUR	CIT	10/17/11	1,167,000	1,563,336	1,606,039	42,703	—
EUR	HSB	10/17/11	138,449	185,469	191,000	5,531	—
EUR	HSB	10/17/11	323,086	432,813	466,000	33,187	—
EUR	HSB	10/17/11	404,419	541,768	544,000	2,232	—
EUR	CIT	10/19/11	152,000	203,618	207,058	3,440	—
EUR	CIT	10/19/11	308,000	412,596	444,403	31,807	—
EUR	CSF	10/26/11	504,814	676,213	679,000	2,787	—
EUR	BRC	10/27/11	975,000	1,306,032	1,396,717	90,685	—
EUR	ING	10/31/11	519,000	695,190	707,544	12,354	—
EUR	CIT	11/02/11	330,000	442,022	479,123	37,101	—
EUR	BRC	11/08/11	41,000	54,916	56,598	1,682	—
EUR	BRC	11/08/11	76,705	102,741	110,343	7,602	—
EUR	BNP	11/09/11	145,000	194,216	202,405	8,189	—
EUR	BRC	11/09/11	320,692	429,541	462,852	33,311	—
EUR	CIT	11/09/11	299,000	400,486	417,521	17,035	—
EUR	CSF	11/09/11	144,460	193,492	203,000	9,508	—
EUR	HSB	11/22/11	289,000	387,076	413,599	26,523	—
EUR	ING	11/28/11	657,659	880,829	887,183	6,354	—
EUR	HSB	12/06/11	780,000	1,044,662	1,107,600	62,938	—
HUF	CIT	11/09/11	82,796,090	377,096	396,930	19,834	—
ILS	CIT	10/06/11	411,755	109,901	111,000	1,099	—
INR	BRC	10/12/11	20,878,560	425,806	432,000	6,194	—
INR	BRC	11/14/11	9,177,630	186,272	203,000	16,728	—
JPY	JPM	10/31/11	20,201,544	262,011	264,000	1,989	—
JPY	HSB	11/10/11	9,804,896	127,186	122,000	—	5,186
JPY	SCB	12/21/11	88,569,500	1,149,639	1,154,000	4,361	—
KRW	CIT	11/10/11	131,454,000	111,332	109,000	—	2,332
KRW	JPM	11/23/11	87,463,800	74,023	81,000	6,977	—
KZT	CIT	10/11/11	29,284,200	197,566	198,000	434	—
KZT	HSB	10/11/11	28,830,950	194,508	197,135	2,627	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Sale Contracts open at September 30, 2011 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KZT	CIT	10/18/11	37,880,000	$255,437	$258,832	$3,395	$—
KZT	BRC	11/04/11	11,616,000	78,241	79,290	1,049	—
MXN	HSB	10/11/11	8,892,629	640,769	671,000	30,231	—
MXN	RBC	10/11/11	6,995,698	504,084	560,881	56,797	—
MXN	UBS	10/31/11	5,226,985	375,894	390,671	14,777	—
MXN	JPM	11/07/11	5,225,105	375,505	390,581	15,076	—
NGN	CIT	10/05/11	12,230,000	76,605	76,329	—	276
RON	CIT	10/12/11	427,182	131,251	131,295	44	—
RSD	CIT	10/11/11	14,985,000	197,185	202,310	5,125	—
THB	HSB	10/06/11	7,942,000	255,458	257,273	1,815	—
THB	SCB	10/25/11	5,436,210	174,630	175,645	1,015	—
THB	JPM	11/07/11	13,215,160	424,155	433,000	8,845	—
TRY	BRC	10/06/11	621,504	334,274	332,000	—	2,274
TRY	BRC	03/29/12	183,222	96,085	96,702	617	—
TRY	JPM	03/29/12	935,139	490,405	493,685	3,280	—
TRY	CIT	09/28/12	613,301	313,676	316,657	2,981	—
TRY	JPM	09/28/12	526,263	269,160	271,088	1,928	—
TRY	JPM	09/28/12	563,944	288,432	290,558	2,126	—
UGX	CIT	10/04/11	135,500,000	47,544	47,461	—	83
UGX	CIT	10/05/11	494,000,000	173,235	173,334	99	—
UYU	JPM	10/05/11	3,004,210	147,845	148,356	511	—
ZAR	CIT	06/29/12	3,257,349	389,763	402,301	12,538	—
ZMK	BRC	10/12/11	407,300,000	84,001	83,772	—	229
ZMK	CIT	10/12/11	360,889,000	74,429	73,861	—	568

Total Forward Currency Sale Contracts				$26,258,100	$27,375,372	1,130,359	13,087

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts
						$1,173,038	$1,731,531

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2011 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNY	—	Chinese Renminbi	NGN	—	Nigerian Naira
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
GHS	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenyan Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMK	—	Zambian Kwacha
KZT	—	Kazakhstan Tenge

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
DUB	—	Deutsche Bank AG
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2011 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $106,921,318, aggregate gross unrealized appreciation was $3,233,592, aggregate gross unrealized depreciation was $15,754,408 and the net unrealized depreciation was $12,520,816.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.8%
Alcohol & Tobacco	3.4
Automotive	1.9
Banking	8.5
Commercial Services	1.7
Construction & Engineering	1.4
Consumer Products	1.0
Electric	1.0
Energy Exploration & Production	0.9
Energy Integrated	9.4
Financial Services	5.0
Food & Beverages	1.6
Forest & Paper Products	0.5
Gas Utilities	1.2
Housing	2.2
Insurance	8.0
Leisure & Entertainment	4.7
Manufacturing	1.6
Metals & Mining	3.1
Pharmaceutical & Biotechnology	4.5
Real Estate	4.3
Retail	1.2
Semiconductor & Components	5.5
Technology Hardware	1.3
Telecommunications	18.5
Transportation	5.3

Subtotal	99.5
Foreign Government Obligations	18.8

Total Investments	118.3%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2011 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2011

Assets:
Common Stocks*	$78,100,895	$—	$—	$78,100,895
Preferred Stock*	1,275,373	—	—	1,275,373
Foreign Government Obligations*	—	15,024,234	—	15,024,234
Other Financial Instruments**
Forward Currency Contracts	—	1,173,038	—	1,173,038

Total	$79,376,268	$16,197,272	$—	$95,573,540

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,731,531)	$—	$(1,731,531)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 7 to 9 and 17, for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of September 30, 2011	Net Change in Unrealized Appreciation from Investments Still Held at September 30, 2011

Foreign Government Obligations	$497,077	$4,061	$(82,471)	$68,623	$—	$(368,118)	$—	$(119,172)	$—	$—

There were no significant transfers into and out of Levels 1, 2 or 3 during the period ended September 30, 2011.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2013
Independent Directors:

Leon M. Pollack (70)	Director	Private Investor

Robert M. Solmson (64)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (51)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2014
Independent Directors:

Kenneth S. Davidson (66)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (52 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director	Private Investor

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (67)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)
Interested Director:

Ashish Bhutani (51)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940, as amended (the “Act”) and Lazard Multi-Strategy 1099 Fund, registered under the Act and the Securities Act of 1933, as amended, each of which advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) Held During the Past Five Years

Officers(2):

Nathan A. Paul (38)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)          Each officer also serves as an officer for each of the Lazard Funds.

(2)          In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.